                                                                    EXHIBIT 99.1




FOR IMMEDIATE RELEASE

CONTACT:

BOB ORLANDO
MATHSOFT, INC.
(617) 577-1017, x742


              MATHSOFT RELEASES FISCAL 1998 FIRST QUARTER RESULTS

         CAMBRIDGE, Mass., October 9, 1997 - MathSoft, Inc. (Nasdaq: MATH) today reported net income of approximately $350,000, or $0.04 per share, for its fiscal first quarter ended September 30, 1997. These earnings compare to a net loss of $1.3 million, or $0.14 per share, for the quarter ended June 30, 1997 and a net loss of approximately $465,000, or $0.05 per share, in the same quarter of the prior fiscal year.

         MathSoft reported net revenues for the quarter ended September 30, 1997 of approximately $6.4 million compared to net revenues of approximately $4.4 million for the quarter ended June 30, 1997 and $4.5 million in the same quarter of the prior fiscal year.

         Today, President and CEO Charles Digate commented, "We are pleased that the significant investments we made last fiscal year in both our Mathcad and S-PLUS product lines have propelled us back to profitability and we look forward to continued success in the upcoming quarters."

         Founded in 1984, MathSoft is the provider of the broadest line of quantitative and analytical software for business and academia. With MathSoft's products, users can deploy technical calculations and exploratory data analyses across their entire organizations. The Company has more than one million users of its Mathcad, StudyWorks, S-PLUS, MathSoft StatServer and Axum software worldwide. Users include technical professionals worldwide at more than 90% of the Fortune 1,000 companies and over 500 government installations, and students and faculty at over 2,000 colleges and universities. MathSoft product information can be obtained via the MathSoft Store located at http://www.mathsoft.com, by phone at 1-800-628-4223, by fax at 617-577-8829 or by mail at 101 Main Street, Cambridge, MA 02142.

         Information contained in this document which refers to MathSoft's future financial performance represents management's best estimate at the present time and actual results could differ materially from present estimates. Factors that might cause such a difference include, but are not limited to: the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; and the ability to enhance current products and to introduce new products. Please refer to the cautionary statements appearing in MathSoft's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause MathSoft's actual results to differ materially from those discussed in the forward-looking statements.

The MathSoft logo, Axum, S-PLUS, and Mathcad are registered trademarks and StatServer, MathConnex and StudyWorks! are trademarks of MathSoft, Inc.

                         MATHSOFT, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                     ASSETS

                                                     SEPTEMBER 30,     JUNE 30,
                                                         1997            1997
                                                     -------------     --------
CURRENT ASSETS:
     Cash and cash equivalents                           $2,708         $2,802
     Accounts receivables, net                            3,132          2,353
     Other receivables                                    1,061            885
     Inventories                                            271            344
     Prepaid expenses                                       369            475
                                                         ------         ------
         Total current assets                             7,541          6,859
                                                         ------         ------

PROPERTY AND EQUIPMENT, NET                               1,537          1,553

OTHER ASSETS:
     Purchased technology, net                              108            287
     Other assets                                            69             87
                                                         ------         ------

         TOTAL ASSETS                                    $9,255         $8,786
                                                         ======         ======


                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                     SEPTEMBER 30,     JUNE 30,
                                                         1997            1997
                                                     -------------     --------
CURRENT LIABILITIES                                      $6,451         $6,403

OTHER LONG-TERM LIABILITIES                                 182            215

STOCKHOLDERS' EQUITY                                      2,622          2,168
                                                         ------         ------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $9,255         $8,786
                                                         ======         ======


                         MATHSOFT, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                              THREE MONTHS ENDED
                                              SEPTEMBER 30,        JUNE 30,            SEPTEMBER 30,
                                                  1997               1997                  1996
                                              -------------   ------------------       -------------
REVENUES:
  Software licenses                              $5,432             $ 3,670               $3,924
  Services and other                                923                 688                  602
                                                 ------             -------               ------
     Total revenues                               6,355               4,358                4,526
                                                 ------             -------               ------

COST OF REVENUES:
  Software licenses                                 985                 738                  783
  Services and other                                316                 226                  191
                                                 ------             -------               ------
     Total cost of revenues                       1,301                 964                  974
                                                 ------             -------               ------
     Gross profit                                 5,054               3,394                3,552
                                                 ------             -------               ------

OPERATING EXPENSES:
  Sales and marketing                             2,622               2,652                2,425
  Research and development                        1,402               1,329                1,091
  General and administrative                        679                 715                  526
                                                 ------             -------               ------
     Total operating expenses                     4,703               4,696                4,042
                                                 ------             -------               ------

     INCOME (LOSS) FROM OPERATIONS                  351              (1,302)                (490)

INTEREST INCOME , NET                                 9                  14                   40
                                                 ------             -------               ------
     INCOME (LOSS) BEFORE PROVISION FOR
        INCOME TAXES                                360              (1,288)                (450)

PROVISION FOR INCOME TAXES                           10                  16                   15
                                                 ------             -------               ------
     NET INCOME (LOSS)                           $  350             $(1,304)                (465)
                                                 ======             =======               ======

NET INCOME (LOSS) PER COMMON AND
     COMMON EQUIVALENT SHARE                     $ 0.04             $ (0.14)              $(0.05)
                                                 ======             =======               ======

WEIGHTED AVERAGE NUMBER OF COMMON AND
     COMMON EQUIVALENT SHARES OUTSTANDING         9,791               9,006                8,617
                                                 ======             =======               ======
